UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2023

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2023, Cabaletta Bio, Inc. (the “Company” or “Cabaletta”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC, Evercore Group L.L.C. and Guggenheim Securities, LLC (collectively, the “Underwriters”), related to a public offering (the “Offering”) of 7,250,000 shares of common stock of the Company, par value $0.00001 per share (the “Common Stock”) at a price to the public of $12.00 per share. In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, from time to time, in whole or in part, at the public offering price less any underwriting discounts and commissions, up to an additional 1,087,500 shares. The Company estimates that the net proceeds from the offering will be approximately $81,180,000 after deducting the underwriting discounts and commissions and estimated offering expenses. The offering is expected to close on May 22, 2023, subject to customary closing conditions.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-270599), including the prospectus dated April 26, 2023, as supplemented by a prospectus supplement dated May 17, 2023. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the shares of Common Stock.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Goodwin Procter LLP, relating to the legality of the ordinary shares, is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

The full text of the press release announcing the pricing of the underwritten offering on May 17, 2023 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company currently intends to use the net proceeds from the offering, together with its existing cash and cash equivalents, primarily to fund the expanded clinical development of CABA-201 in multiple indications, to advance its manufacturing capabilities in preparation for late-stage clinical trials and commercial readiness for CABA-201, and for its ongoing CAART programs, working capital and general corporate purposes. Based upon the Company’s current operating plan, the Company believes that the net proceeds from the offering, excluding any exercise of the underwriters’ option to purchase additional shares, together with the Company’s existing cash and cash equivalents, will enable it to fund its operating expenses and capital expenditure requirements into the third quarter of 2025.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Cabaletta’s anticipated public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as the intended offering terms, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Cabaletta’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Cabaletta’s other filings with the SEC, including those contained or incorporated by reference in the preliminary prospectus supplement and accompanying prospectus related to the public offering filed with the SEC. Any forward-looking statements represent Cabaletta views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Cabaletta explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1*	Underwriting Agreement, dated May 17, 2023, between the Company, Cowen and Company, LLC, Evercore Group L.L.C. and Guggenheim Securities, LLC as representatives of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

99.1	Press Release dated May 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 18, 2023	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer